EXHIBIT 10.6

                                SERVICE AGREEMENT


THIS AGREEMENT dated for reference the 1st day of March, 1999.

BETWEEN:

               Donald Robert Mackay, CMA., 1840 Redwood Drive, Surrey, British Columbia

               ("Bob")

                                                              OF THE FIRST PART

AND:

               Sportsprize Entertainment, Inc.,
               A body corporate incorporated under the laws of the State of Nevada, U.S.A.

               ("SEI")

                                                              OF THE SECOND PART

WHEREAS:

A. Bob is a certified Management Accountant, with over twenty years experience as Chief Financial Officer, Senior Financial Accountant for Reporting Companies. Mr. Mackay received his Bachelor of Commerce Degree from the University of British Columbia in 1976.

B. SEI wishes to obtain from Bob, and Bob has agreed to provide to SEI, accounting services and to serve as an officer of SEI and perform the duties of the office of Chief Financial Officer of SEI, on the terms and subject to the conditions set out herein.

     NOW, THEREFORE, THIS AGREEMENT WITNESSES that the parties mutually agree as follows:

1. Engagement: SEI engages Bob and Bob agrees, to provide professional accounting services to SEI and to serve as an officer of SEI and perform the duties of the office of Chief Financial Officer of SEI described in subsection 3(a), on the terms and subject to the conditions set out herein.

2.   Term:  The term  ("Term")  of the  engagement  ("Engagement")  pursuant  to section 1 will be deemed to have commenced on the date of execution and will end on the first anniversary, unless terminated pursuant to this Agreement.


                                                                      [Initials]

3.   Duties and Obligations of Bob: During the Term, Bob will:

     (a) Make himself available for election to the Office of Chief Financial Officer of SEI, including, without limitation, performance of each of the following duties:

          (i) Acting as, and accepting the appointment to the Office of Chief Financial Officer.

          (ii)      Recommending accounting and financial reporting systems.

          (iii)     Responsibility     for     preparing     monthly     banking
                    reconciliation's, financial statements, accounts payable, financial reports necessary for Regulatory Filings etc.

          (iv)      Designing   and   implementing   procedures   for  corporate
                    accounting.

          (v) Assuming responsibility for direction and development of corporate filings.

          (vi)      Undertaking strategic planning in the Office of CFO.

          (vii)     Monitoring and evaluating the financial systems support.

          (viii)    Maintaining liaison with key Regulatory Personnel.

          (ix) Participating in corporate strategies for product roll out; including presentations, board meetings etc.

          (x) Assisting the President and otherwise acting in accordance with his instructions.

     (b) Be liable to his own income tax pursuant to the Income Tax Act and any other applicable legislation.

4. Performance: Bob will perform his duties hereunder as follows:

     (a) Subject to ill health of Bob, he will provide the services to SEI during each day that is a business day in the Term.

     (b) Bob will devote four hours of his time and energy during normal business hours on each business days during the Term to performing the duties described in subsection 3(a) to the best of his skill and ability.

     (c) Notwithstanding subsections (a) and (b), Bob will not be required to provide the services to SEI on statutory holidays and at such times and during such periods, being not less than ____ weeks in the aggregate in respect of the year of the Term, as the parties may reasonably agree in respect of vacation for Bob.


                                                                      [Initials]

5. Remuneration: In consideration of the services to be provided by Bob hereunder, SEI will:

     (a) pay Bob USD$2,000 (or such other amount as the parties may agree in writing) per calendar month during the Term on the last day of each month or, if such days are not business days, on the first prior day that is a business day;
          (1)  Issue Bob 150,000 shares under Regulation "s".
          (2) Upon the filing and receipt of the Form 10 with the Securities and Exchange Commission, SEI will issue to Bob 100,000 stock options at a price not to be less than usd$.25.

     (b) Reimburse Bob for all reasonable expenses incurred by him in the performance of the duties described in subsection 3(a) and will provide to SEI such particulars of such expenses as SEI may reasonably require;


6.   Termination: The following will govern termination under this Agreement:

     (a) SEI may terminate the Engagement without notice and without any payment in lieu of notice if:

          (i) Bob is guilty of any wilful act, neglect, or conduct that causes substantial damage or discredit to SEI, or

          (ii) Bob is convicted of any offense involving fraud.

     (b)  SEI may  terminate  the  Engagement on notice given not less than one-
          (1) months prior to the effective date of termination. Upon such termination, Bob will be paid a severance allowance as follows:

          One months income.

     (c)  In  the  event  that  Bob  becomes   permanently   disabled  prior  to
          termination of the Engagement hereunder, SEI may terminate the Engagement in which case the provisions of subsection 6(a) will apply.

     (d) In the event the Bob shall become a full time employee then this Agreement shall be rescinded and replaced with a new Employment Agreement.

7. Disclosure: Bob will, refrain from making public or disclosing to any person who is not an officer or direction of SEI any information that may come to the knowledge of Pat during the Term respecting the business dealings of SEI or any of the clients of SEI.


                                                                      [Initials]

8. Indemnity: bob will indemnify and save harmless SEI from and against any and all damages or losses resulting from:

     (a)  Any breach of this Agreement on the part of Bob, or

     (b) Any act or omission of Bob where such constitutes gross negligence or wilful misconduct, but no act of Bob will, of itself be deemed gross negligence or wilful misconduct if it is done or omitted at the instruction or with the concurrence of the Board.

9.   Miscellaneous

     (a) Each party will, on the request of the other, execute and deliver such other agreements, deed, documents, and instruments, and do such further acts and things as the other may reasonably request in order to evidence, carry out and give full force and effect to the terms, conditions, intent and meaning of this Agreement.

     (b) If any provision of this Agreement is invalid or unenforceable for any reason whatsoever, such provision will be severable from the remainder of this Agreement, the validity of the remainder will continue in full force and effect and this Agreement will be construed as if it had been executed without the invalid or unenforceable provision.

     (c) No consent or waiver express or implied, by either party to or of any breach by the other party in the performance by the other of any or all of its obligations under this Agreement:

          (i)       Will be  valid  unless  it is in  writing  and  specifically
                    stated  to  be  a  consent  or  waiver   pursuant   to  this
                    subsection,

          (ii) May be relied on by the other as a consent or waiver to or of any other breach or default of the same or any other obligation,

          (iii) Will constitute a general consent or waiver under this Agreement, or

          (iv) Will eliminate or modify the need for a specific consent or waiver pursuant to this subsection in any other instance.

     (d) Notices, requests, demands, or directions to one party to this Agreement by another will be in writing and will be delivered as follows:

          If to SEI at:

          --------------------------------


                                                                      [Initials]

          --------------------------------

          If to Bob at:

          1840 Redwood Drive
          Surrey, B.C.  V1P 1M6

          Attention:  Mr. Bob Mackay

          Or to such other address as may be specified by one party to the other in a notice given in the manner provided in this subsection.

     (e) This Agreement is made in British Columbia with the intention that its construction and validity and all other issues related to its administration will, in all respects, be governed by the laws prevailing in that Province.

     (f) In the event of any dispute between the parties in respect of the interpretation of this Agreement or any matter to be agreed on, such dispute will be determined by a single arbitrator appointed and acting pursuant to the Commercial Arbitration Act (British Columbia) and the decision of the arbitrator will be final and binding on the parties.







                                                                      [Initials]

     (g) This Agreement constitutes the entire agreement between the parties and there are no representations or warranties, express or implied, statutory or otherwise, and no agreement collateral hereto other than as expressly set forth or referred to herein.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement on the day first above written.


Sportsprize Entertainment Inc.
By it's authorized signatory:


/s/ Jeff Paquin
-------------------------------------



Robert MacKay, CMA
By his signatory:

/s/ Bob MacKay
-------------------------------------
Bob MacKay